                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 6, 2002



                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                            1-4221                        73-0679879
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(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
incorporation)                                                      Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                          74114
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(Address of principal executive offices)                             (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


                               Page 1 of 2 Pages.

Item 5. Other Events and Regulation FD Disclosure.

         On December 4, 2002, the Registrant's Board of Directors increased its membership from nine to ten, and Ms. Paula Marshall-Chapman, Chief Executive Officer of The Bama Companies, Inc., was elected a Director of the First Class.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HELMERICH & PAYNE, INC.
                                                  (Registrant)



                                            By:  /s/ STEVEN R. MACKEY
                                                 -----------------------------
                                                 Name:   Steven R. Mackey
                                                 Title:  Vice President



Dated: December 6, 2002


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